SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
 1934



Filed by the Registrant                     |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|X| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
|_| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss. 240.14a-11 (c) or ss. 240.14a-12


                             MOMSPharmacy.com, Inc.
 ................................................................................
                (Name of Registrant as Specified in Its Charter)

 ................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filling  Fee (Check appropriate box):

|X| No fee required
|_| $125 per Exchange Act Rules 0-11 (c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22 (a)(2) of Schedule 14A.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)  Title of each class of securities to which transaction applies:
           ....................................................................
       2)  Aggregate number of securities to which transaction applies:
           ....................................................................
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
           ....................................................................
       4)  Proposed maximum aggregate value of transaction:
           ....................................................................
       5)  Total fee paid:
           ....................................................................

| | Fee paid previously by written preliminary materials.
| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or Form or Schedule and the date of its filing.
         1)  Amount Previously Paid: ________________________________________
         2)  Form Schedule or Registration Statement No:  ___________________
         3)  Filing Party: __________________________________________________
         4)  Date Filed: ____________________________________________________

                             MOMSPHARMACY.COM, INC.
                              33 WALT WHITMAN ROAD
                                   SUITE 200A
                       HUNTINGTON STATION, NEW YORK 11746

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               AND PROXY STATEMENT

                           TO BE HELD DECEMBER 5, 2000

           The annual meeting of stockholders of MOMSPharmacy.com, Inc. (the "Company") will be held at the offices of McDermott, Will & Emery, 50 Rockefeller Plaza, 11th Floor, New York, New York 10020, on Wednesday, December 12, 2000, at 9:00 a.m., for the following purposes:

     1. To elect directors to the board of directors of the Company to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. The nominees for election by holders of Common Stock are John Pappajohn, Dr. Derace Schaffer and Michael P.Moran

     2. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to change the name of the Company to Allion Healthcare, Inc..

     3. To ratify the selection of Holtz Rubinstein & Co., LLP as the Company's independent public accountants for the fiscal year ending December 31, 2000.

     4. To act upon such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.

           The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. Each share of the Company's Common Stock is entitled to one vote on all matters presented at the annual meeting. The record date for determining those stockholders who will be entitled to notice of, and to vote at, the annual meeting and at any adjournment thereof is November 1, 2000. A list of stockholders entitled to vote at the annual meeting will be available for inspection at the offices of the Company.

                                         By Order of the Board of Directors

                                         Michael P. Moran
                                         Secretary

Huntington Station, New York
November 6, 2000

                             YOUR VOTE IS IMPORTANT.

                     IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED REPLY ENVELOPE (TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES).

                             MOMSPHARMACY.COM, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD DECEMBER 5, 2000


                                  INTRODUCTION

           These proxy materials are furnished in connection with the solicitation of proxies by the board of directors of MOMSPharmacy.com, Inc., a Delaware corporation (the "Company"), for use at its annual meeting of stockholders to be held on Tuesday, December 5, 2000, at 9:00 a.m., at the offices of McDermott, Will & Emery, 50 Rockefeller Plaza, 11th Floor, New York, New York 10020, and at any adjournment or postponement of the annual meeting. These proxy materials were first mailed on or about November 13th, 2000, to all stockholders entitled to vote at the annual meeting.

                               PURPOSE OF MEETING

           The specific proposals to be considered and acted upon at the annual meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

                         VOTING RIGHTS AND SOLICITATION

VOTING

           The Company's common stock, par value $.001 (the "Common Stock") is the only classes of security entitled to vote at the annual meeting. On November 1, 2000, the record date for determination of stockholders entitled to vote at the annual meeting, there were 3,096,813 shares of Common Stock outstanding. Each stockholder of record on November 1, 2000 is entitled to one vote for each share of Common Stock held on such date.

           A majority of the shares of Common Stock, represented in person or by proxy, shall constitute a quorum for the transaction of business. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business. With respect to the election of, the nominees receiving the greatest number of affirmative votes will be elected.

           With respect to the approval of the amendment of the Company's Amended and Restated Certificate of Incorporation (the "Restated Certificate") to change the name of the Company to Allion Healthcare, Inc., the affirmative vote of a majority of the Company's outstanding shares of Common Stock will constitute approval of such proposal.

           With respect to the ratification of the selection of Holtz Rubinstein & Co., LLP as the Company's independent public accountants for the fiscal year ended December 31, 2000, the affirmative vote of a majority of the shares of Common Stock present or represented and voting at the annual meeting will constitute ratification of such proposals, provided that the shares voting affirmatively also constitute at least a majority of the required quorum. Accordingly, abstentions and broker non-votes can have the effect of preventing approval of the ratification of the selection of Holtz Rubinstein & Co., LLP as the Company's independent public accountants, if the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum.

PROXIES

           Whether or not you are able to attend the annual meeting, you are urged to complete and return the appropriate enclosed proxy card, which is solicited by the board of directors and which will be voted as you direct on your proxy card when properly completed. In the event no directions are specified, such proxies will be voted FOR the approval of proposals 1, 2, and 3 described in this Proxy Statement and in the discretion of the proxy holders as to other matters that may properly come before the annual meeting. You may revoke or change your proxy at any time before the annual meeting. To do this, send a written notice of revocation or another signed proxy card with a later date to the Secretary of the Company at the Company's principal executive offices before the beginning of the annual meeting. You may also revoke your proxy by attending the annual meeting and voting in person.

SOLICITATION OF PROXIES

           The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxies, and any additional solicitation material furnished to stockholders.

           Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees, or agents of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not intend to solicit proxies other than by mail.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                                 PROPOSAL NO. 1:

                ELECTION OF DIRECTORS BY HOLDERS OF COMMON STOCK

GENERAL

           At the annual meeting, the Company is nominating three candidates for election to the board of directors. Unless otherwise instructed, the proxy holders will vote the proxies received from holders of Common Stock by them for the three nominees listed herein. In the event that any nominee of the Company is unable or declines to accept nomination for election, the proxies will be voted for any nominee who shall be recommended by the present board of directors. Management has no knowledge that any of the persons named will be unavailable or unwilling to serve. The terms of office for each person elected as a director will continue until the next annual meeting of stockholders and until such director's successor has been elected and qualified. The three nominees who receive the greatest number of affirmative votes shall become directors.

           To the knowledge of the Company, no arrangement or understanding exists between any of such three nominees and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee. None of the nominees has any family relationship to any other nominee or to any executive officer of the Company.

RECOMMENDATION OF THE BOARD OF DIRECTORS

           The board of directors recommends a vote FOR the nominees listed below.

           JOHN PAPPAJOHN has served as a member of the board of directors of the Company since 1997. Since 1969, Mr. Pappajohn has been the sole owner of Pappajohn Capital Resources, a venture capital firm, and President of Equity Dynamics, Inc., a financial consulting firm, both based in Des Moines, Iowa. Mr. Pappajohn currently serves as a director of the following public companies:
American Physician Partners, Inc., Patient InfoSystems, Inc., and Pace Health Management Systems. Mr. Pappajohn received his B.S.C. from the University of Iowa.

           DERACE SCHAFFER, M.D. has served as a member of the board of directors of the Comapny since 1997. Dr. Schaffer is President of the Ide Imaging Group, P.C., as well as the LAN Group, a venture capital firm specializing in healthcare and high technology investments. He serves as a director of the following public companies: Patient Information Systems, Inc., American Physician Partners, Inc., and Oncor, Inc. He is also a director of several private companies including: Analytica, Inc., Card Systems, Inc., and Logisticare, Inc. Dr. Schaffer is a board certified Radiologist. He received his post-graduate radiology training at Harvard Medical School and The Massachusetts General Hospital, where he served as Chief Resident. Dr. Schaffer is a member of Alpha Omega Alpha, the national medical honor society and is a Clinical Professor of Radiology at the University of Rochester School of Medicine.

           MICHAEL P. MORAN has served as President, Chief Executive Officer and a director of the Company since September 1997. Mr. Moran was hired to turn around the financial picture of the Company and refocus its core business units. Mr. Moran managed the Company through a successful Chapter 11 reorganization in 4 months, increased business in the Specialty Pharmacy divisions, and launched the Internet Pharmacy operations. From 1996 to September of 1997 Mr. Moran was a Regional Vice President at Coram Healthcare, Inc. From 1990 to 1996 Mr. Moran was a Regional Vice President for Chartwell Home Therapies, Inc. From 1982 to 1990 Mr. Moran held various sales and management positions at Critical Care America, Inc. Mr. Moran received a B.A. in Management from Assumption College, and was a second team All-American Football player.

INFORMATION CONCERNING NOMINEES AND INCUMBENT DIRECTORS

NOMINEES                         AGE   POSITIONS AND OFFICES
--------                         ---   ---------------------
John Pappajohn                   71    Director
Derace Schaffer, M.D.            52    Director
Michael P. Moran                 40    Director, President and Chief Executive
                                     Officer



BOARD COMMITTEES AND MEETINGS

     During the fiscal year ended December 31, 1999, the board of directors held seven meetings. During this period, each of the incumbent directors attended or participated in each meeting.

                                 PROPOSAL NO. 2:

        APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO CHANGE THE NAME OF THE COMPANY TO ALLION
                                HEALTCARE, INC.

GENERAL

           The board of directors of the Company has unanimously approved (subject to stockholder approval), and is hereby soliciting stockholder approval of, an amendment to the Company's Restated Certificate, substantially in the form of Exhibit A attached to this Proxy Statement and incorporated herein by reference (the "Amendment"), changing the name of the Company to Allion Healthcare, Inc..

           In order to change the name of the Company, the stockholders are being asked to approve the Amendment. The board of directors approved the Amendment at the meeting of the board of directors on October 4, 2000 subject to stockholder approval. The change in name reflects the fact that the Company intends to focus on its core business, the specialty pharmacy business.

           The approval of the Amendment requires the affirmative vote of a majority of the Company's outstanding shares of Common Stock. The failure of the stockholders to approve the Amendment will not affect any other proposals of this Proxy Statement.

RECOMMENDATION OF BOARD OF DIRECTORS

           The board of directors recommends a vote FOR the above proposal.

                                 PROPOSAL NO. 3:

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

           Holtz Rubinstein & Co., LLP served as the Company's independent public accountants for the fiscal year ended December 31, 1999. At the annual meeting, the stockholders are being asked to ratify the selection of Holtz Rubinstein & Co., LLP as the Company's independent public accountants for the fiscal year ending December 31, 2000. The affirmative vote of the majority of the shares present or represented and voting at the annual meeting, together with the affirmative vote of at least a majority of the required quorum, is required for approval of the ratification of Holtz Rubinstein & Co., LLP as the Company's independent public accountants.

           In the event the stockholders fail to ratify the appointment, the board of directors will reconsider its selection. Even if the selection is ratified, the board of directors, in its discretion, may direct the appointment of a different independent accounting firm for such fiscal year if the board of directors feels that such a change would be in the Company's and its stockholders, best interests.

           Representatives of Holtz Rubinstein & Co., LLP will be present at the annual meeting to respond to appropriate questions and to make such statements as they desire.

RECOMMENDATION OF THE BOARD OF DIRECTORS

           The board of directors recommends that the stockholders vote FOR the ratification of the selection of Holtz Rubinstein & Co., LLP to serve as the Company's independent public accountants for the fiscal year ending December 31, 2000.

                                 PROPOSAL NO. 4:

                 OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

           The board of directors has no knowledge of any other matters which may come before the annual meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournments thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxies in accordance with their best judgment.

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

           As of November 1, 2000, set forth below are the number of shares and the percentage of outstanding shares of Common Stock of the Company owned beneficially by each director and executive officer of the Company and by each shareholder known by the company to own more than five percent of the Company's common stock



                                                       BENEFICIAL OWNER
    NAME AND ADDRESS                        NUMBER OF
  OF BENEFICIAL OWNER                       SHARES (1)            PERCENTAGE (2)
  -------------------                       ----------            --------------

John Pappajohn                              1,100,000 (3)             29.7%
2116 Financial Center
Des Moines, IA  50309

Derace Schaffer, M.D.                         300,000 (4)              8.1%
3489 Elmwood Avenue
Rochester, NY  14610

Michael P. Moran                              600,000 (5)             16.2%
33 Walt Whitman Road, Suite 200A
Huntington Station, NY 11746

Northwest Holdings, Ltd.                      250,000                  6.7%
4th Floor, Bank of Nova Scotia Bldg.
P.O. Box 1068, Georgetown
Grand Cayman, Cayman Islands, B/.W.I.

Edgewater Private Equity Fund II, L.P.        562,500                 15.2%
900 N. Michigan Avenue, 14th Floor
Chicago, IL  60611

Officers and Directors                      2,000,000                 54.%
As a group (3 persons)

-------------------------------------------------------------------------------

           (1) This table is based upon information supplied by the officer, directors and principal shareholders and applicable schedules filed with the Securities and Exchange Commission. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. The number of shares for each person is calculated in accordance with the rules of the Securities and Exchange Commission and includes shares each person has the right to acquire within 60 days from the exercise of stock options.

           (2) Percentages are calculated on the basis of the amount of outstanding shares of stock (3,696,813), plus for each person or group, any shares that person or group has the right to acquire within 60 days through the exercise of options.

           (3) Includes 475,000 shares held by Halkis, Ltd., a sole proprietorship owned by Mr. Pappajohn, 250,000 shares held by Thebes, Ltd., a sole proprietorship owned by Mr. Pappajohn's spouse. Mr. Pappajohn disclaims beneficial ownership of the shares owned by Thebes, Ltd. Includes 50,000 Director Options granted effective February 1, 1999.





           (4) Includes 50,000 Director Options granted effective February 1, 1999.

           (5) Includes 500,000 options granted effective February 1, 1999 and 100,000 options granted January 11, 2000.

COMPLIANCE WITH SEC REPORTING REQUIREMENTS

           Section 16(a) of the Exchange Act ("Section 16(a)"), requires the Company's directors and certain of its officers, and persons who own more than 10% of the Company's Common Stock (collectively, "Insiders"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Insiders are required by Commission regulations to furnish the Company with copies of all section 16(a) forms they file.

           Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5s were required for those persons, the Company believes that its Insiders complied with all applicable Section 16 filing requirements for 1999, on a timely basis.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

           The following table sets forth all compensation received for services rendered to the Company in all capacities for the years ended December 31, 1999, 1998 and 1997, by (i) each person who served as Chief Executive Officer of the Company during the year ended December 31, 1999 and (ii) each of the other four most highly compensated executive officers of the Company who were serving as executive officers at December 31, 1999 and whose total compensation exceeded $100,000 (collectively, the "Named Executive Officers"). Perquisites amounting in aggregate to the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer are not disclosed.

           The following table sets forth the compensation received for services rendered to Allion Healthcare, Inc., for 1999 by its Chief Executive Officer.




                                                                           Long Term Compensation
   Name and                                                                  Awards Securities
  Principal                                                                     Underlying                 All Other
   Position                    Year          Salary           Bonus              Options                 Compensation (1)
   --------                    ----          ------           -----              -------                 ----------------
Michael P. Moran              1999           $140,231         $64,231             500,000                    $120,000
President, Chief
Executive Officer             1998           $120,000         $20,000                  --                          --
Chief Financial
Officer, Secretary            1997           $120,000         $20,000                  --                          --

------------------------------------------------------------------------------------------------------------------------

(1) Represents commission earned for sale of Houston operations, which was not paid out to Mr. Moran during 1999.


AGGREGATED STOCK OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

           The following table sets forth the number of exercisable and unexercisable options held by each of the Named Executive officers at December 31, 1999. No shares of Common Stock were acquired upon exercise of stock options by the Named Executive Officers during the fiscal year 1999.



                          Number of Securities Underlying                     Value of Unexercised In-the-Money Options
                       Unexercised Options at Fiscal Year-End                          at Fiscal Year End
Name                      Exercisable/Unexercisable (#)                            Exercisable/Unexercisable ($)
----                      -----------------------------                            -----------------------------

Michael P. Moran                  0/600,000                                                 0/1,200,0000

-------------------------------------------------------------------------------------------------------------------------




                              STOCKHOLDER PROPOSALS

           Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the Securities and Exchange Commission and with the Company's By-laws. Any such proposal for the 2001 annual meeting of stockholders must comply with applicable regulations and be RECEIVED by the Secretary, MOMSPharmacy.com, Inc., 33 Walt Whitman Road, Suite 200A, Huntington Station, New York 11746, as follows:

           (i) to be eligible for inclusion in the Company's proxy statement and form of proxy, it must be received no later than August 19, 2001; or

           (ii) to be eligible to be presented from the floor for vote at the meeting (but not intended for inclusion in the Company's proxy materials), it must be received by September 29, 2001.

                                 ANNUAL REPORTS

           A copy of the Company's annual report on Form 10-KSB is being mailed to each stockholder of record along with this Proxy Statement. Such report is not part of the Company's soliciting material.

                                  OTHER MATTERS

           The board of directors knows of no other matters to be presented for stockholder action at the annual meeting. However, if other matters do properly come before the annual meeting or any adjournments or postponements thereof, the board of directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        Michael P. Moran
                                        Secretary

                                   APPENDIX A



                            CERTIFICATE OF AMENDMENT

                                     OF THE

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                             MOMSPHARMACY.COM, INC.

                UNDER SECTION 242 OF THE GENERAL CORPORATION LAW


                     MOMSPHARMACY.COM, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,


                     DOES HEREBY CERTIFY:


                     FIRST: The name of the corporation (the "Corporation") is MOMSPharmacy.com, Inc.


                     SECOND: The Corporation's original Certificate of Incorporation was filed with the Secretary of State on February 3, 1989, a Restated Certificate of Incorporation was filed with the Secretary of State on November 15, 1999 and an Amendment to the Restated Certificate of Incorporation was filed with the Secretary of State on


                     THIRD: That, pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, resolutions have been duly adopted and written consent has been given by the Board of Directors of the Corporation, setting forth the proposed amendments to the Restated Certificate of Incorporation of the Corporation, declaring said amendments to be advisable. The resolutions setting forth the proposed amendments are as follows:


                     RESOLVED, that the Restated Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "FIRST" so that, said Article shall be amended and restated in its entirety as follows:

                         "FIRST: The name of the Corporation is Allion
HealthCare, Inc."

                     FOURTH: That, thereafter, pursuant to the resolutions of the Board of Directors of the Corporation, the amendments to the Restated Certificate of Incorporation, as heretofore amended, herein certified have been duly authorized and adopted by the holders of a majority of the outstanding shares of the Corporation in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware.

                     IN WITNESS WHEREOF, the Corporation has caused this amendment to the Restated Certificate of Incorporation to be signed by the undersigned, who affirms that the execution hereof is the act and deed of the Corporation and that the facts stated therein are true and correct under the penalties of perjury, on this ___ day of December, 2000.

                                          By:
                                               ----------------------
                                               Michael Moran
                                               President

                               COMMON STOCK PROXY

                             MOMSPHARMACY.COM, INC.
                ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 5, 2000
                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                       DIRECTORS OF MOMSPHARMACY.COM, INC.

           The undersigned revokes all previous proxies, acknowledges receipt of the notice of annual meeting of stockholders to be held on December 5, 2000 and the proxy statement, and appoints Michael P. Moran the proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of MOMSPharmacy.com, Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the 2000 annual meeting of stockholders of the Company to be held at the offices of McDermott, Will & Emery, 50 Rockefeller Plaza, 11th Floor, New York, New York 10020, on December 5, 2000 at 9:00 a.m., and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth below.

1. TO ELECT DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.

       _____ FOR all nominees listed below (except as marked to the contrary below).
                 Nominees:    John Pappajohn
                              Derace Schaffer, M.D.
                              Michael P. Moran

       _____     WITHHOLD AUTHORITY to vote for all nominees listed above.

       TO WITHHOLD AUTHORITY TO VOTE for any nominee or nominees, write the name of such nominee or nominees below:



2. TO APPROVE AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO ALLION HEALTHCARE, INC.

       _____     FOR             _____     AGAINST        _____      ABSTAIN

3. TO RATIFY THE SELECTION OF HOLTZ RUBINSTEIN & CO., LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

       _____     FOR             _____     AGAINST        _____      ABSTAIN

           The board of directors recommends a vote FOR the directors listed above in proposal 1 and a vote FOR all other proposals. This Proxy, when properly executed, will be voted as specified above. If no specification is made, this Proxy will be voted FOR the election of the directors listed above in proposal 1 and FOR all other proposals.

                              MARK HERE FOR ADDRESS
                              CHANGE AND NOTE BELOW

           Please sign your name exactly as it appears hereon. If acting as an attorney, executor, trustee, or in other representative capacity, sign name and title.

                                      Signature:
                                                   --------------------
                                      Date:
                                                   --------------------
                                      Signature:
                                                   --------------------

Date:
       --------------------